UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

AMC Preferred Equity Units, each constituting a depositary share representing a 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2022, Mr. Lee Wittlinger notified AMC Entertainment Holdings, Inc (the “Company”) of his resignation as a director of the Company effective December 31, 2022. The resignation of Mr. Wittlinger was not a result of any disagreement between Mr. Wittlinger and the Company, its management, the Board of Directors (the ”Board”) or any committee thereof. This Board position will remain vacant until filled by the Board in accordance with the Bylaws of the Company.

On December 29, 2022, the Board elected Ms. Denise Clark and Ms. Keri Putnam as directors of the Company effective on January 1, 2023, to fill two existing vacancies on the Board. Ms. Clark and Ms. Putnam will each serve as a Class III director of the Company with a term expiring at the Company’s 2023 Annual Meeting of Stockholders. Ms. Clark and Ms. Putnam have not been appointed to serve on any committees of the Board.

Each of Ms. Clark and Ms. Putnam have an indemnification agreement with the Company pursuant to which the Company will indemnify each of them from certain liabilities that may arise by reason of their status as a director and to advance certain expenses incurred by them. The form of indemnification agreement was filed as Exhibit 10.26 to the Company’s Form S-1 Registration Statement, filed with the SEC on November 22, 2013, as amended, and the terms of the indemnification agreement are incorporated herein by reference.

There are no arrangements or understandings between either Ms. Clark or Ms. Putnam and any other persons pursuant to which they were selected to be a director of the Company. There are no transactions between either of Ms. Clark or Ms. Putnam, on the one hand, and the Company on the other, that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

A press release announcing these Board changes is filed with this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release of AMC Entertainment Holdings, Inc. dated December 29, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: December 29, 2022	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary